UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 18, 2013

Date of Report (Date of earliest event reported)

SOLTA MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33123	68-0373593
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

25881 Industrial Boulevard, Hayward, California 94545

(Address of principal executive offices) (Zip Code)

(510) 782-2286

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 18, 2013, Solta Medical, Inc. (the “Company”) entered into the Ninth Amendment (the “Amendment”) to its Loan and Security Agreement with Silicon Valley Bank dated as of March 9, 2009, as amended from time to time (the “Loan and Security Agreement”).

The Amendment provides for, among other things, (i) an early termination option on the revolving line of credit prior to the maturity date, provided an early termination fee of $240,000 is paid, (ii) a fully earned, non-refundable facility fee of $120,000 due on the effective date of the Amendment and on the earlier of (1) the first anniversary of the Amendment or (2) the date the revolving line of credit is terminated early, (iii) an increase of the amount of credit available under the revolving line of credit from $8 million to $12 million, (iv) an extension to the maturity date of borrowings under the revolving line of credit to March 18, 2015, (v) amendments to the financial covenants, including changes to the liquidity ratio, the fixed charge coverage ratio and the leverage ratio, (vi) consent to the acquisition of Sound Surgical Technologies LLC, (vii) the addition of Sound Surgical Technologies LLC as a “Guarantor” under the Loan and Security Agreement, and associated security agreements from it. Other terms of the Loan and Security Agreement remain unchanged.

Additional details of the Loan and Security Agreement were previously disclosed in Current Reports on Form 8-K filed with the Securities and Exchange Commission on March 11, 2009, April 5, 2010 and October 28, 2011 and September 4, 2012 under Item 1.01, “Entry into a Material Definitive Agreement,” and are incorporated herein by reference.

A copy of the Amendment is attached as Exhibit 10.1 to this Current Report and incorporated by reference herein.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01, “Entry into a Material Definitive Agreement,” is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Ninth Amendment to Loan and Security Agreement dated as of March 18, 2013 by and between Solta Medical, Inc. and Silicon Valley Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLTA MEDICAL, INC.

Date: March 21, 2013	By:	/s/ John F. Glenn
Name: John F. Glenn
Title: Chief Financial Officer